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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ______________

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): September 17, 2001



                              F.Y.I. INCORPORATED
            (Exact name of registrant as specified in its charter)


          Delaware                    0-27444                   75-2560895
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)            Identification No.)


                             3232 McKinney Avenue
                                  Suite 1000
                              Dallas, Texas 75204
                   (Address of principal executive offices)

                                (214) 953-7555
                        (Registrant's Telephone Number)
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Item 5.  Other Events.

         F.Y.I. Incorporated (the "Company") is attaching as exhibit 99.1 to this Form 8-K pro forma summary quarterly income statement information for the last two fiscal quarters of its fiscal year ended December 31, 2000, which removes the results of operations for the divested companies and closed facilities discussed in Note 2 (Special Charges) accompanying the Company's consolidated financial statements reported in its quarterly report on Form 10-Q/A for the second fiscal quarter ended June 30, 2001. The attached pro forma summary quarterly income statement information supplements the Company's pro forma summary quarterly income statement information for its second fiscal quarter and its previously disclosed year-to-date through June 30, 2000 and 2001 income statement information in order to provide pro forma summary quarterly income statement information for the full year 2000 for ongoing operations of the Company.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (b) Pro forma financial information filed as exhibit 99.1 to this Form 8-K pursuant to Item 5 above.

         (c) Exhibit 99.1 F.Y.I. Incorporated pro forma summary financial data for the three-month periods ended September 30, 2000 and December 31, 2000.

                                       2
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 17, 2001

                                       F.Y.I. INCORPORATED


                                       By: /s/ Ed H. Bowman, Jr.
                                          --------------------------------------
                                           Ed H. Bowman, Jr.
                                           President and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX


 Item
Number                        Description
------                        -----------

99.1 F.Y.I. Incorporated pro forma summary financial data for the three-month periods ended September 30, 2000 and December 31, 2000.

                                       4